AFL-CIO Housing Investment Trust Finances

Morrow in St. Paul, Minnesota

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $68.5 million new construction of Morrow (formerly known as University and Fairview) in St. Paul, Minnesota. This Low Income Housing Tax Credit development in St. Paul’s Midway neighborhood will create 243 affordable units for tenants earning from 30% to 80% of the Area Median Income (AMI). This project is part of HIT’s Midwest@Work Initiative, which has generated approximately $1.8 billion in total development costs in 40 projects since its inception in 2016.

The HIT closed this $52.5 million direct construction and bridge loan and sold $15 million to a local participant, holding $37.5 million in its portfolio. The HIT also made a forward commitment to purchase a $41.6 million Fannie Mae mortgage security backed by the permanent loan for the project.

In addition to creating the union construction work and other economic benefits seen here, 45% of the units at Morrow will be restricted to tenants earning less than half of AMI and the remainder to those earning under 80% of AMI. The project will use green construction practices and include many green features. It is expected to achieve national Green Communities certification and comply with local sustainable energy standards.

The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government-and agency-insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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